April 27, 2000

           DREYFUS PREMIER STATE MUNICIPAL BOND FUND GEORGIA SERIES

                           SUPPLEMENT TO PROSPECTUS

                            DATED SEPTEMBER 1, 1999

At a meeting held on April 12, 2000, the Board of Trustees of Dreyfus Premier State Municipal Bond Fund (the "Trust" ), on behalf of its Georgia Series, approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan" ) with Dreyfus Premier Municipal Bond Fund (the " Acquiring Fund" ), providing for the transfer of all of the Georgia Series' assets, subject to its liabilities, in a tax free exchange for shares of the Acquiring Fund (the "Exchange" ). The Acquiring Fund shares would then be distributed to Georgia Series shareholders so that each shareholder would receive for his or her Class A, Class B or Class C Georgia Series shares, Class A, Class B or Class C shares of the Acquiring Fund equal in value to the shareholder' s Georgia Series shares as of the date of the Exchange. No sales charges will be imposed at the time of the Exchange.

   The  Acquiring  Fund  also  is  advised  by  The  Dreyfus Corporation and has substantially similar investment objectives and management policies as the Georgia Series, except that the Acquiring Fund invests primarily in municipal bonds that provide income exempt from Federal income tax, whereas the Georgia Series invests primarily in municipal bonds that also provide income exempt from
Georgia    State    income    tax    for    Georgia    residents.

   Shareholders of the Georgia Series who do not wish to participate in the Exchange may redeem their shares prior to the Exchange. Any contingent deferred sales charge applicable upon redemption of such shares will be waived and any sales load deducted at the time of purchase of such shares on or after January 1, 1999 will be reimbursed to such shareholders by The Dreyfus Corporation, if such shares are redeemed between June 1, 2000 and the date of the Exchange.

   A special meeting of shareholders of the Georgia Series to consider the Exchange is scheduled to be held on Tuesday, July 25, 2000. A Prospectus/Proxy Statement with respect to the proposed Exchange will be mailed to shareholders prior to the meeting. The Prospectus/Proxy Statement will include information about the Exchange, the Georgia Series and Acquiring Fund.

   If you have any questions, please contact your Service Agent.

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